UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

August 9, 2010

Viasystems Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-94321 (Commission File Number)	75-2668620 (IRS Employer Identification Number)

101 South Hanley Road, Suite 400, St. Louis, MO		63105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (314) 727-2087

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On July 27, 2010, Viasystems Group, Inc. (the “Registrant”) issued a press release announcing Viasystems Hosting Second Quarter 2010 Results Conference Call on August 9, 2010 at 11:00 a.m. Eastern Standard Time.

On August 9, 2010 Viasystems Group, Inc. issued a press release announcing Viasystems Announces Second Quarter 2010 Earnings.

A copy of the press release issued by the Registrant is attached as an exhibit hereto.

Item 7.  Financial Statements and Exhibits.

(a)            Not applicable.

(b)           Not applicable.

(c)            Exhibits.

99.1           Press Release issued by the Registrant on August 9, 2010.
99.1A           Press Release issued by the Registrant on July 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 9, 2010

VIASYSTEMS GROUP, INC.

By:       /s/ Gerald G. Sax
  Gerald G. Sax
Senior Vice President and Chief Financial Officer